Item 1. Report to Stockholders:
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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Prime Money Market Fund

9|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Prime Money

Market Fund

9 | 30 | 05
Annual Report

Message from the Trustees	2
Report from the fund managers	5
Performance	10
Expenses	12
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	41
About the Trustees	42
Officers	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 17 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Prime Money Market Fund emphasizes high-quality, short-term, fixed-income securities. The fund seeks as high a level of current income as Putnam believes is consistent with preservation of capital and maintenance of liquidity. The fund may be appropriate for institutional investors who seek to maintain easy access to their money.

Highlights

  For the 12 months ended September 30, 2005, Putnam Prime Money Market Fund’s class I shares returned 2.61%.
  The fund’s benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 2.62%.
  The average return for the fund’s Lipper category, Institutional Money Market Funds, was 2.30%.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class I shares for periods ended 9/30/05

Current 7-day yield (at 9/30/05) is 3.55% (with expense limitation).
Current 7-day yield (at 9/30/05) is 3.44% (without expense limitation).

	Average annual return	Cumulative return
	NAV	NAV
Life of fund (inception: 5/6/04)	2.21%	3.11%

1 year	2.61	2.61

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. Class I shares do not bear an initial sales charge. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower. The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Report from the fund managers

The year in review

Economic growth remained relatively strong during the course of your fund’s fiscal year. Consequently, the Federal Reserve Board (the Fed) continued increasing the federal funds rate in its efforts to restrain inflation. Yields across the entire spectrum of money market securities rose as a result. By shifting our focus from fixed-rate to floating-rate money market securities early in the year, we were able to take greater advantage of these higher yields. We also reduced the portfolio’s average days to maturity. Thanks to these strategies, the fund’s total return at net asset value was ahead of the average return of its Lipper peer group and in line with its benchmark.

Market overview

In September, the Fed implemented its 11th increase in the federal funds rate since June 2004. In a typical cycle, the Fed tightens monetary conditions in an attempt to reduce rising inflationary pressures generated by an overheating economy, a condition that may cause long-term rates to rise. But these increases in short-term rates, according to the Fed, have not been intended to forestall a major inflationary threat or cool economic overheating. Instead, the Fed is gradually removing the extra stimulus it applied to support a recessionary, post-bubble economy. The continued rate increases indicate the Fed’s belief that the economy is strong enough to withstand the long-term effects and higher energy costs associated with Hurricane Katrina. Unless a disruptive event jars the U.S. economy, we do not anticipate that the Fed will stop lifting interest rates for the foreseeable future. We do, however, expect the impact of the Fed’s tightenings to become more pronounced in the first half of 2006.

Assets of money market funds have been growing consistently this year for the first time in three years.* We attribute the renewed investor interest to the higher yields currently offered by money market securities. Given this environment, we expect money fund assets to continue to rise.

* Source: iMoneyNet, September 16, 2005.

Strategy overview

Barring any disruptive event, we expect the Fed to continue increasing short-term interest rates until they reach a level that the Fed believes is neutral for growth. In this rising-rate environment, we have maintained the fund’s exposure to floating-rate money-market securities and sought opportunities in the commercial paper market. Floating-rate notes allow the fund to capture higher yields since these securities are tied to market indexes that reset on a periodic basis. During the period, we purchased commercial paper primarily in the 90-day maturity range, which allowed the fund to lock in expected increases in the federal funds rate.

These strategies had the intended effect of lowering the average days to maturity, a measure of the fund’s sensitivity to changes in interest rates, from 48 days on September 30, 2004, to 39 days on September 30, 2005. The fund’s 7-day yield rose from 1.53% at the beginning of the fiscal year to 3.44% (prior to expense waiver) by September 30, 2005.

Given the rise in short-term rates, cash has become increasingly competitive with other investments. Under these conditions, investors typically reduce their holdings of longer-term debt as they feel they are not being compensated for the extra risk it carries. As a result, the yield curve flattened during the fiscal year, when the spread between yields offered by short-term and longer-term fixed-income investments narrowed. This development, which is illustrated by the

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Bonds
Lipper Institutional Money Market Funds category average	2.30%

Merrill Lynch 91-day Treasury Bill Index (short-maturity U.S. Treasury bills)	2.62%

Lehman Aggregate Bond Index (broad bond market)	2.80%

Citigroup World Government Bond Index (global government bonds)	3.02%

Equities
S&P 500 Index (broad stock market)	12.25%

Russell 1000 Index (large-company stocks)	14.26%

Russell 2000 Index (small-company stocks)	17.95%

fact that the yield on medium-term 10-year Treasury bonds was just over 4% as of September 30, 2005, should continue to entice investors to move cash from longer-term bonds and certificates of deposit to money market funds as interest rates move higher.

Your fund’s holdings

In today’s rising interest-rate environment, we believe many investors are so focused on the Fed’s next action that they are making investment decisions based on a short-term view. Our preferred approach is to take a longer-term strategy based on careful analysis, because we think that it lends greater stability to the portfolio.

We have found many attractive investment opportunities in the multi-billion dollar commercial paper market, which is a substantial source of short-term funding for corporations. Steady economic growth and relatively low interest rates have created greater finan-cial stability and improving credit quality for corporate issuers. This has spurred increased issuance as businesses expand capacity to meet the demands of a growing economy. During the fund’s fiscal year, the commercial paper market grew from $1.3 trillion to $1.6 trillion --levels not seen since late 2000.

The fund holds Curzon issues that are backed by American International Group (AIG). These issues exemplify the kind of commercial paper that we favor

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

for your fund. AIG is one of the nation’s largest commercial underwriters and issuer of life insurance. AIG also has a growing global asset management and retirement services business, which serves both individual and institutional markets.

Govco Incorporated is an asset-backed commercial paper issuer managed by Citigroup. All of the assets held by Govco are fully guaranteed by the full faith and credit of the U.S. or U.K. governments. Therefore, we consider our protection from any credit risk associated with the program to be among the strongest in the market.

The fund’s foreign holdings continue to add valuable diversity to the portfolio. These investments include commercial paper and certificates of deposit issued by large banking entities, primarily European and Canadian banks, that we consider financially sound. One such bank, Fortis, is a diversified insurance and banking franchise in the stable Benelux region. The company’s consumer banking and asset management business is anchored by its retail operations. Insurance operations are diversified with significant revenue coming from Belgium and the

Performance comparisons
As of 9/30/05

	Current yield*

Regular savings account	0.50%

Average taxable money market fund compound 7-day yield	3.10

3-month certificate of deposit	3.87

	Current yield (with	Current yield (without
Putnam Prime Money Market Fund (7-day yield)	expense limitation)	expense limitation)

Class I	3.55%	3.44%

Class S	3.45	3.34

Class A	3.30	3.19

Class R	3.05	2.94

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on regular savings and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

During the period, the fund limited expenses, without which yields would have been lower.

*	Sources: Bank of America (regular savings account), iMoneyNet Money Fund Report (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

Netherlands and from both life and non-life insurance products.

The fund’s investments in U.S. Government Sponsored Enterprises (GSE), which include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, were reduced over the course of the fiscal year, because we do not think they represent the best value at this time relative to the corporate market. GSEs are in the process of undergoing some regulatory reform, which we think will strengthen the sector and refocus efforts on core business initiatives over the long term.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

With our expectations of continued moderate economic growth and gradual Fed tightening, our investment decisions will continue to revolve around strategies designed to keep the portfolio responsive to rising interest rates. We think investors would be well served by maintaining an allocation to floating rate notes such as those held by your fund. Additionally, we will continue to search for fixed rate opportunities in the market whose pricing incorporates our view of higher interest rates. Independent credit analysis and our commitment to the highest quality portfolio will continue to shape our investment decisions.

As short-term rates continue to increase, it is possible that they will exceed long-term rates, causing the yield curve to invert and slope downward rather than tracing its usual upward arc. Though there is debate about whether this will actually occur in the current cycle, historically a downward-sloping yield curve has fueled market volatility.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Fund performance
Total return for periods ended 9/30/05

	Class I	Class S	Class A	Class R
(inception dates)	(5/6/04)	(5/6/04)	(5/6/04)	(5/6/04)

	NAV	NAV	NAV	NAV
Life of fund	3.11%	2.96%	2.75%	2.39%
Annual average	2.21	2.10	1.95	1.70

1 year	2.61	2.51	2.36	2.11

Current yield (end of period)*
Current 7-day yield
(with expense limitation)	3.55	3.45	3.30	3.05

Current 7-day yield
(without expense limitation)	3.44	3.34	3.19	2.94

Current 30-day yield
(with expense limitation)	3.48	3.38	3.23	2.98

Current 30-day yield
(without expense limitation)	3.37	3.27	3.12	2.87

Performance assumes reinvestment of distributions and does not account for taxes. None of the share classes carry an initial sales charge or a contingent deferred sales charge.

For a portion of the period, the fund limited expenses, without which returns and yields would have been lower.

*	The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative index returns
For periods ended 9/30/05

		Lipper Institutional
	Merrill Lynch 91-day	Money Market Funds
	Treasury Bill Index	category average*

Life of fund (since 5/6/04)	3.13%	2.68%
Annual average	2.23	1.91

1 year	2.62	2.30

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ending 9/30/05, there were 300 and 294 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/05

	Class I	Class S	Class A	Class R

Distributions (number)	12	12	12	12

Income	$0.025806	$0.024798	$0.023319	$0.020856

Total	$0.025806	$0.024798	$0.023319	$0.020856

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Prime Money Market Fund from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class I	Class S	Class A	Class R

Expenses paid per $1,000*	$ 0.91	$ 1.41	$ 2.17	$ 3.43

Ending value (after expenses)	$1,015.60	$1,015.10	$1,014.30	$1,013.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class I	Class S	Class A	Class R
Expenses paid per $1,000*	$ 0.91	$ 1.42	$ 2.18	$ 3.45

Ending value (after expenses)	$1,024.17	$1,023.66	$1,022.91	$1,021.66

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class I	Class S	Class A	Class R
Your fund’s annualized expense ratio	0.18%	0.28%	0.43%	0.68%

Average annualized expense ratio for
Lipper peer group‡	0.37%	0.47%	0.62%	0.87%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares, other than I shares, which do not carry 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $310,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Member

Your fund's Portfolio Leader and Portfolio Member did not change during the year ended September 30, 2005.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share classes

Class I shares are not subject to an initial sales charge or charge on redemption, and do not carry a 12b-1 fee.

Class S shares are not subject to an initial sales charge or sales charge on redemption, but carry a 12b-1 fee.

Class A shares are not subject to an initial sales charge or sales charge on redemption, but carry a higher 12b-1 fee than class S shares.

Class R shares are not subject to an initial sales charge but carry a higher 12b-1 fee than class A and class S shares.

Shares of this fund, regardless of class, are not exchangeable into shares of any other Putnam fund.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Institutional Money Market Funds category average is an arithmetic average of the total return of all Lipper Institutional Money Market Funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and administrative services contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund (which includes fees paid under the administrative services contract) represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedules currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). As a general matter, the Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for manage- ment and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee break- points. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consul- tation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s busi- ness in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by

Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Prime Money Market Fund, a series of Putnam Funds Trust, including the fund’s portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended and the financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Prime Money Market Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the two years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 9/30/05

COMMERCIAL PAPER (55.0%)*

	Yield	Maturity date Principal amount		Value

Commercial Paper -- Domestic (40.5%)
Amstel Funding Corp.	3.866%	12/27/05	$25,000,000	$24,769,809
Amstel Funding Corp.	3.807	11/28/05	37,000,000	36,775,266
Amstel Funding Corp.	3.776	11/22/05	15,000,000	14,918,967
Atlantic Asset Securitization, LLC	3.836	12/12/05	17,000,000	16,870,800
Atlantic Asset Securitization, LLC	3.723	10/24/05	21,597,000	21,545,947
Atlantic Asset Securitization, LLC	3.672	10/13/05	9,879,000	9,866,981
Bank of America Corp.	3.572	10/18/05	24,000,000	23,959,880
Barton Capital, LLC	3.619	10/7/05	27,000,000	26,983,800
Bear Stearns Cos.	3.541	10/13/05	30,000,000	29,964,900
Bryant Park Funding, LLC	3.996	12/21/05	29,086,000	28,823,644
Bryant Park Funding, LLC	3.746	11/15/05	29,000,000	28,865,512
Bryant Park Funding, LLC	3.572	10/18/05	20,000,000	19,966,567
CAFCO, LLC	3.602	10/24/05	25,000,000	24,942,979
CIT Group, Inc.	3.723	11/4/05	35,000,000	34,878,025
Citibank Credit Card Issuance Trust (Dakota)	3.906	11/29/05	22,000,000	21,860,104
Citibank Credit Card Issuance Trust (Dakota)	3.760	11/3/05	25,000,000	24,914,292
Countrywide Financial Corp.	3.844	11/1/05	25,000,000	24,917,549
CRC Funding, LLC	3.719	10/31/05	35,000,000	34,892,083
CRC Funding, LLC	3.609	10/4/05	20,000,000	19,994,017
Curzon Funding, LLC	3.633	10/27/05	28,000,000	27,927,200
Curzon Funding, LLC	3.572	10/18/05	30,000,000	29,949,850
Curzon Funding, LLC	3.511	10/3/05	20,000,000	19,996,133
Govco, Inc.	3.786	11/23/05	30,000,000	29,834,375
Govco, Inc.	3.767	11/21/05	25,000,000	24,867,896
Jupiter Securitization Corp.	3.731	11/3/05	30,212,000	30,109,254
Klio II Funding Corp.	3.511	10/5/05	35,000,000	34,986,467
Master Funding, LLC Ser. B	3.974	12/14/05	20,000,000	19,838,022
Master Funding, LLC Ser. B	3.714	11/2/05	13,000,000	12,957,476
Master Funding, LLC Ser. B	3.701	10/6/05	25,000,000	24,987,188
Master Funding, LLC Ser. B	3.693	10/18/05	26,000,000	25,954,941
Morgan Stanley Dean Witter & Co.	3.910	10/3/05	53,000,000	52,988,487
NATC California, LLC (Chase Manhattan Bank
(USA) (Letter Of Credit (LOC)))	3.582	10/19/05	20,000,000	19,964,500
Old Line Funding Corp.	3.626	10/6/05	20,000,000	19,989,972
Park Granada, LLC	3.733	10/28/05	50,000,000	49,860,875
Thunder Bay Funding, Inc.	3.553	10/17/05	21,473,000	21,439,407
Thunder Bay Funding, Inc.	3.532	10/13/05	24,000,000	23,972,000
Windmill Funding Corp.	3.703	10/25/05	8,000,000	7,980,373
Windmill Funding Corp.	3.676	10/26/05	37,000,000	36,906,215
				984,221,753

COMMERCIAL PAPER (55.0%)* continued

	Yield	Maturity date Principal amount		Value

Commercial Paper -- Foreign (14.5%)
Atlantis One Funding Corp. (Netherlands)	4.136%	3/31/06	$24,000,000	$23,511,300
Atlantis One Funding Corp. (Netherlands)	3.714	11/7/05	18,000,000	17,931,920
Banco Continental de Panama, S.A.
(Calyon (LOC)) (France)	4.000	12/29/05	27,000,000	26,735,670
Banco Continental de Panama, S.A.
(Calyon (LOC)) (France)	3.677	3/3/06	18,300,000	18,021,565
Barclays U.S. Funding Corp. (United Kingdom)	3.808	11/28/05	23,000,000	22,860,301
Barclays U.S. Funding Corp. (United Kingdom)	3.756	11/17/05	27,000,000	26,868,870
Danske Corp. (Denmark)	3.502	12/12/05	21,500,000	21,352,080
Deutsche Bank Financial, LLC (Germany)	3.510	10/11/05	20,000,000	19,980,683
Fortis Funding, LLC (Belgium)	3.910	10/3/05	60,000,000	59,986,967
Greenwich Capital Holdings, Inc. FRN
(United Kingdom)	3.749	12/19/05	30,000,000	30,000,000
ING America Insurance Holdings (Netherlands)	3.764	11/14/05	25,000,000	24,886,028
Santander Central Hispano Finance
(Delaware), Inc. (Spain)	4.000	12/30/05	27,000,000	26,732,700
Stadshypotek Delaware, Inc. (Sweden)	3.681	10/19/05	12,000,000	11,978,040
Tulip Funding Corp. (Netherlands)	3.613	10/24/05	21,000,000	20,951,968
				351,798,092

Total commercial paper (cost $1,336,019,845)				$1,336,019,845

CORPORATE BONDS AND NOTES (11.9%)*

	Yield	Maturity date Principal amount		Value

Bank of New York Co., Inc. (The) sr. notes
FRN Ser. XMTN	3.668%	11/9/06	$18,000,000	$18,000,000
Citigroup, Inc. sr. notes, FRN Ser. MTN	4.010	3/29/06	20,000,000	20,004,491
Commonwealth Bank of Australia
144A FRN (Australia)	3.800	10/24/06	20,000,000	20,000,000
Lehman Brothers Holdings, Inc. FRN, Ser. G	4.140	2/13/06	18,000,000	18,029,192
Lehman Brothers Holdings, Inc. FRN, Ser. G	3.589	6/2/06	68,000,000	68,043,017
Merrill Lynch & Co., Inc. FRN, Ser. C	3.936	3/17/06	25,000,000	25,010,209
Merrill Lynch & Co., Inc. FRN, Ser. C	3.748	10/13/06	9,000,000	9,000,000
Morgan Stanley Dean Witter & Co.
sr. notes FRN	4.250	3/27/06	30,000,000	30,041,305
National City Bank FRN, Ser. BKNT	3.830	7/26/06	20,000,000	20,006,042
National City Bank FRN, Ser. BKNT	3.830	6/2/06	20,000,000	19,998,000
Nordea Bank AB 144A FRN (Sweden)	3.708	10/11/06	18,000,000	18,000,000
U. S. Bank N.A. FRN, Ser. BKNT	3.761	12/5/05	22,000,000	22,001,544

Total corporate bonds and notes (cost $288,133,800)				$288,133,800

CERTIFICATES OF DEPOSIT (11.6%)*

	Yield	Maturity Date	Principal amount	Value

Certificates of Deposit -- Domestic (2.9%)
Citibank, N.A. Ser. CD	3.725%	11/10/05	$20,000,000	$20,000,000
SunTrust Bank FRN, Ser. CD	3.730	5/12/06	30,000,000	30,000,000
SunTrust Bank Ser. CD	3.330	10/12/05	20,000,000	20,000,042
				70,000,042

Certificates of Deposit -- Foreign (8.7%)
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	3.638	6/1/06	34,700,000	34,697,697
BNP Paribas FRN, Ser. YCD (France)	3.727	6/19/06	17,000,000	16,996,172
BNP Paribas Ser. YCD (France)	3.585	12/27/05	20,000,000	19,995,298
Calyon Ser. YCD (France)	3.400	11/10/05	27,000,000	27,000,147
Dexia Credit Local FRN, Ser. YCD (Belgium)	3.800	10/3/06	15,000,000	14,997,015
Fortis Bank NY Ser. YCD (Belgium)	3.950	4/21/06	22,800,000	22,800,000
HSBC Bank USA Ser. CD (United Kingdom)	3.725	11/10/05	25,000,000	25,000,138
Societe Generale Ser. ECD (France)	3.900	4/18/06	51,000,000	50,997,670
				212,484,137

Total certificates of deposit (cost $282,484,179)				$282,484,179

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%)*

	Yield	Maturity date	Principal amount	Value

Fannie Mae FRN	3.569%	9/7/06	$25,000,000	$24,975,106
Federal Farm Credit Bank FRB	3.706	7/20/06	23,000,000	22,991,352

Total U.S. government agency obligations (cost $47,966,458)				$47,966,458

PROMISSORY NOTES (1.2%)* (cost $30,000,000)

	Yield	Maturity date	Principal amount	Value

Goldman Sachs Group, Inc. (The) FRN
(acquired 6/2/05, cost $30,000,000) ‡	3.720%	11/22/05	$30,000,000	$30,000,000

ASSET BACKED SECURITIES (1.2%)* (cost $28,912,105)

	Yield	Maturity date	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A FRN,
Ser. 03-1A, Class A1MM (Cayman Islands)	3.868%	12/28/18	$28,912,105	$28,912,105

SHORT-TERM INVESTMENTS (17.9%)*

	Principal amount	Value

Interest in $336,000,000 joint tri-party repurchase
agreement dated September 30, 2005 with UBS
Securities, LLC due October 3, 2005 with respect
to various U.S. Government obligations -- maturity
value of $176,876,203 for an effective yield of 3.95%
(collateralized by Freddie Mac and Fannie Mae
with yields ranging from 3.50% to 11.00% and due
dates ranging from August 1, 2006 to October 1, 2035,
valued at $342,724,967)	$ 176,818,000	$176,818,000
Interest in $481,000,000 joint tri-party repurchase
agreement dated September 30, 2005, with UBS
Securities, LLC due October 3, 2005 with respect
to various U.S. Government obligations -- maturity
value of $259,083,959 for an effective yield of 3.89%
(collateralized by Freddie Mac and Fannie Mae
with yields ranging from 4.00% to 11.50% and due
dates ranging from May 1, 2006 to October 1, 2035,
valued at $490,623,006)	259,000,000	259,000,000

Total short-term investments (cost $435,818,000)		$435,818,000

TOTAL INVESTMENTS
Total investments (cost $2,449,334,387)		$2,449,334,387

* Percentages indicated are based on net assets of $2,430,265,597

 ‡Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2005 was $30,000,000 or 1.2% of net assets.
144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2005.
DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2005: (as a percentage of Portfolio Value)

Australia	0.8%
Belgium	4.0
Cayman Islands	1.2
Denmark	0.9
France	6.6
Germany	0.8
Netherlands	3.6
Spain	1.1
Sweden	1.3
United Kingdom	5.7
United States	74.0

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investments in securities (Unaffiliated issuers), at amortized cost (Note 1)	$2,013,516,387

Investments in repurchase agreements, at amortized cost (Note 1)	435,818,000

Interest and other receivables	3,468,260

Receivable for securities sold	15,000,000

Total assets	2,467,802,647

LIABILITIES
Distributions payable to shareholders	6,577,947

Payable to subcustodian (Note 2)	15,164,713

Payable for securities purchased	14,997,015

Payable for compensation of Manager (Note 2)	651,742

Payable for investor servicing and custodian fees (Note 2)	46,933

Payable for Trustee compensation and expenses (Note 2)	28,370

Payable for administrative services (Note 2)	6,865

Payable for distribution fees (Note 2)	2

Other accrued expenses	63,463

Total liabilities	37,537,050

Net assets	$2,430,265,597

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 4)	$2,430,204,099

Undistributed net investment income (Note 1)	109,063

Accumulated net realized loss on investments (Note 1)	(47,565)

Total -- Representing net assets applicable to capital shares outstanding	$2,430,265,597

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE*
Net asset value, offering price and redemption price per class I share
($1,031 divided by 1,031 shares)	$1.00

Net asset value, offering price and redemption price per class S share
($1,030 divided by 1,030 shares)	$1.00

Net asset value, offering price and redemption price per class A share
($1,027 divided by 1,027 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($1,024 divided by 1,024 shares)	$1.00

Net asset value, offering price and redemption price per class P share
($2,430,261,485 divided by 2,430,199,987 shares)	$1.00

*	Offered at net asset value.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INTEREST INCOME	$86,549,675

EXPENSES
Compensation of Manager (Note 2)	7,988,169

Investor servicing fees (Note 2)	321,659

Custodian fees (Note 2)	38,658

Trustee compensation and expenses (Note 2)	102,377

Administrative services (Note 2)	76,699

Distribution fees -- Class S (Note 2)	1

Distribution fees -- Class A (Note 2)	3

Distribution fees -- Class R (Note 2)	5

Amortization of offering costs (Note 1)	46,141

Other	247,374

Non-recurring costs (Notes 2 and 6)	2,772

Costs assumed by Manager (Notes 2 and 6)	(2,772)

Fees waived and reimbursed by Manager (Note 2)	(3,067,605)

Total expenses	5,753,481

Expense reduction (Note 2)	(18,348)

Net expenses	5,735,133

Net investment income	80,814,542

Net realized loss on investments (Notes 1 and 3)	(42,918)

Net loss on investments	(42,918)

Net increase in net assets resulting from operations	$80,771,624

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

	INCREASE (DECREASE) IN NET ASSETS

		Year ended	Period
		9/30/05	5/6/04* - 9/30/04
	Operations:
	Net investment income	$ 80,814,542	$ 15,115,210

	Net realized loss on investments	(42,918)	(4,647)

	Net increase in net assets resulting from operations	80,771,624	15,110,563

	Distributions to shareholders: (Note 1)

	From net investment income

	Class I	(35,197)	(5)

	Class S	(25)	(4)

	Class A	(24)	(4)

	Class R	(21)	(3)

	Class P	(80,674,859)	(15,110,547)

	Increase (decrease) from capital share transactions (Note 4)	(1,254,461,120)	3,684,661,219

	Total increase (decrease) in net assets	(1,254,399,622)	3,684,661,219

	NET ASSETS
	Beginning of year (Note 5)	3,684,665,219	4,000

	End of year (including undistributed net investment
	income of $109,063 and $4,647, respectively)	$ 2,430,265,597	$3,684,665,219
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS I

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period
		9/30/05	5/6/04†-9/30/04
	Net asset value,
	beginning of period	$1.00	$1.00

	Investment operations:
	Net investment income (a)	.0258	.0048

	Net realized loss
	on investments	--(d)	--(d)

	Total from
	investment operations	.0258	.0048

	Less distributions:
	From net investment income	(.0258)	(.0048)

	Total distributions	(.0258)	(.0048)

	Net asset value,
	end of period	$1.00	$1.00

	Total return
	at net asset value (%)(b)	2.61	.48*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$1	$1

	Ratio of expenses to
	average net assets (%)(a,c)	.18	.08*

	Ratio of net investment income
	to average net assets (%)(a)	3.08	.48*

*	Not annualized.
†	Commencement of operations.

(a)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.10% and 0.05%, respectively, of average net assets for class I shares (Note 2).

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS S

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period
		9/30/05	5/6/04†-9/30/04
	Net asset value,
	beginning of period	$1.00	$1.00

	Investment operations:
	Net investment income (a)	.0248	.0044

	Net realized loss
	on investments	--(d)	--(d)

	Total from
	investment operations	.0248	.0044

	Less distributions:
	From net investment income	(.0248)	(.0044)

	Total distributions	(.0248)	(.0044)

	Net asset value,
	end of period	$1.00	$1.00

	Total return
	at net asset value (%)(b)	2.51	.44*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$1	$1

	Ratio of expenses to
	average net assets (%)(a,c)	.28	.12*

	Ratio of net investment income
	to average net assets (%)(a)	2.50	.44*

*	Not annualized.
†	Commencement of operations.

(a)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.10% and 0.05%, respectively, of average net assets for class S shares (Note 2).

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period
		9/30/05	5/6/04†-9/30/04
	Net asset value,
	beginning of period	$1.00	$1.00

	Investment operations:
	Net investment income (a)	.0233	.0038

	Net realized loss
	on investments	--(d)	--(d)

	Total from
	investment operations	.0233	.0038

	Less distributions:
	From net investment income	(.0233)	(.0038)

	Total distributions	(.0233)	(.0038)

	Net asset value,
	end of period	$1.00	$1.00

	Total return
	at net asset value (%)(b)	2.36	.38*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$1	$1

	Ratio of expenses to
	average net assets (%)(a,c)	.43	.18*

	Ratio of net investment income
	to average net assets (%)(a)	2.34	.38*

*	Not annualized.
†	Commencement of operations.

(a)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.10% and 0.05%, respectively, of average net assets for class A shares (Note 2).

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period
		9/30/05	5/6/04†-9/30/04
	Net asset value,
	beginning of period	$1.00	$1.00

	Investment operations:
	Net investment income (a)	.0209	.0027

	Net realized loss
	on investments	--(d)	--(d)

	Total from
	investment operations	.0209	.0027

	Less distributions:
	From net investment income	(.0209)	(.0027)

	Total distributions	(.0209)	(.0027)

	Net asset value,
	end of period	$1.00	$1.00

	Total return
	at net asset value (%)(b)	2.11	.27*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$1	$1

	Ratio of expenses to
	average net assets (%)(a,c)	.68	.28*

	Ratio of net investment income
	to average net assets (%)(a)	2.10	.28*

*	Not annualized.
†	Commencement of operations.

(a)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.10% and 0.05%, respectively, of average net assets for class R shares (Note 2).

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS P

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period
		9/30/05	5/6/04†-9/30/04
	Net asset value,
	beginning of period	$1.00	$1.00

	Investment operations:
	Net investment income (a)	.0258	.0048

	Net realized loss
	on investments	--(d)	--(d)

	Total from
	investment operations	.0258	.0048

	Less distributions:
	From net investment income	(.0258)	(.0048)

	Total distributions	(.0258)	(.0048)

	Net asset value,
	end of period	$1.00	$1.00

	Total return
	at net asset value (%)(b)	2.61	.48*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$2,430,261	$3,684,661

	Ratio of expenses to
	average net assets (%)(a,c)	.18	.08*

	Ratio of net investment income
	to average net assets (%)(a)	2.53	.49*

*	Not annualized.
†	Commencement of operations.

(a)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.10% and 0.05%, respectively, of average net assets for class P shares (Note 2).

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam Prime Money Market Fund (the “fund”), is one of a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term obligations.

The fund offers class I, class S, class A, class R and class P shares. Each class of shares is sold at net asset value without a front-end or deferred sales charge. The expenses for class I, class S, class A, class R and class P shares may differ based on each class’ distribution fee, which is identified in Note 2. The minimum order size for class I, class S, class A, and class R shares in $10 million, subject to a temporary waiver by Putnam Retail Management for financial institutions that confirm their intent to invest at least $10 million within 90 days. Orders placed by a financial institution for more than one client may be aggregated for purposes of the minimum initial order size. Class P shares are only available to other Putnam mutual funds.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares. In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances.

The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $7,169 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$4,647	September 30, 2012

2,522	September 30, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2006, $40,396 of losses recognized during the period November 1, 2004 to September 30, 2005.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals and dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund required no such reclassifications.

The tax basis components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,687,010
Capital loss carryforward	(7,169)
Post-October loss	(40,396)

The aggregate identified cost on a financial reporting and tax basis is the same.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Offering costs The offering costs of $77,611 have been fully amortized on a straight line basis over a twelve month period as of September 30, 2005. As of September 30, 2005, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.20% of the average net assets of the fund. The fund also compensates Putnam Management monthly for certain administrative services provided based on the average net assets of the fund. Such administrative fees are

37

based on an annual rate of 0.05% of the average net assets of the fund and totaled $1,597,635 for the period ended September 30, 2005. These amounts are included in Compensation of Manager in the statement of operations.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate as low as 0.15% of the fund’s average net assets and in any event no greater than 0.20% of the fund’s average net assets. For the year ended September 30, 2005, Putnam Management waived $3,067,605 of its management fee from the fund.

For the period ended September 30, 2005, Putnam Management has assumed $2,772 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide certain administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. During the year ended September 30, 2005, the fund paid PFTC $360,317 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2005, the fund’s expenses were reduced by $18,348 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $806, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class S, class A and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.25%, 0.35% and 1.00% of the average net assets attributable to class S, class A and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.25% and 0.50% of the average net assets attributable to class S, class A and class R shares, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $32,586,793,660 and $33,940,849,905, respectively.

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

Year ended
CLASS I	9/30/05
Shares sold	71,990,760

Shares issued
in connection
with reinvestment
of distributions	31

71,990,791

Shares repurchased	(71,990,760)

Net increase	31

Year ended
CLASS S	9/30/05
Shares sold	--

Shares issued
in connection
with reinvestment
of distributions	30

30

Shares repurchased	--

Net increase	30

Year ended
CLASS A	9/30/05
Shares sold	--

Shares issued
in connection
with reinvestment
of distributions	27

27

Shares repurchased	--

Net increase	27

Year ended
CLASS R	9/30/05
Shares sold	--

Shares issued
in connection
with reinvestment
of distributions	24

24

Shares repurchased	--

Net increase	24

Year ended
CLASS P	9/30/05
Shares sold	27,898,576,706

Shares issued
in connection
with reinvestment
of distributions	--

27,898,576,706

Shares repurchased	(29,153,037,938)

Net decrease	(1,254,461,232)

			5/6/04*
	CLASS P		to 9/30/04
	Shares sold		16,069,785,021

	Shares issued
	in connection
	with reinvestment
	of distributions		--

			16,069,785,021

	Shares repurchased		(12,385,123,802)

	Net increase		3,684,661,219
*	Commencement of operations.
At September 30, 2005, Putnam, LLC owned the
following class shares:

			Percent of
		Shares	Ownership	Value
	Class I	1,031	100%	$1,031

	Class S	1,030	100%	$1,030

	Class A	1,027	100%	$1,027

	Class R	1,024	100%	$1,024

At September 30, 2005, other Putnam mutual funds, and not Putnam, LLC, owned 2,430,199,988 class P shares of the fund (100% of class P shares outstanding), valued at $2,430,261,485.

Note 5: Initial capitalization and offering of shares

The following were established as series of the trust on May 6, 2004. Prior to May 6, 2004, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued
Class I	$1,000	1,000

Class S	$1,000	1,000

Class A	$1,000	1,000

Class R	$1,000	1,000

Note 6: Regulatory manners and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests
Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

*	The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund Voyager Fund

Blend funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

51

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Prime Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN093 228905 11/05

Putnam Prime Money Market Fund
Supplement to Annual Report dated 9/30/05

The following information has been prepared to provide class P shareholders with a performance overview specific to their holdings. Class P shares are offered exclusively to other Putnam mutual funds. Performance of class P shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class I, S, A and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE

Total return for periods ended 9/30/05
NAV
Life of fund (since inception, 5/6/04)	3.11%
Annual average	2.21
1 year	2.61
Current return (end of period)
7-day yield (with expense limitation)	3.55%
7-day yield (without expense limitation)	3.44%
30-day yield (with expense limitation)	3.48%
30-day yield (without expense limitation)	3.37%
Share value:	NAV
9/30/04	$1.00
9/30/05	$1.00

Distributions:	No.	Income	Capital gains	Total
	12	$0.025807	--	$0.025807

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate and you may have a gain or loss when you sell your shares. For the most recent month-end performance please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Class P shares do not carry an initial sales charge or contingent deferred sales charge. Yield reflects current performance more closely than total return. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, the fund limited expenses, without which returns and yields would have been lower.

Please see pages 12 and 13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/05
Class P
Expenses paid per $1,000	$0.91
Ending value (after expenses)	$1,015.60

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/05
Class P
Expenses paid per $1,000	$0.91
Ending value (after expenses)	$1,024.17

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA
Your fund's annualized expense ratio†	0.18%
Average annualized expense ratio for Lipper peer group ‡	0.37%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one year data in financial highlights.

‡ For class P shares, Putnam has adjusted the Lipper total expense average to reflect that class P shares do not incur 12b-1 fees.

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees			Tax Fees	All Other Fees
September 30, 2005	$31,968	$-	$1,768	$-
September 30, 2004	$31,950	$-	$1,750	$-

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 1,768 and $1,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees			Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2005